CBOND SYSTEMS®

Protection for a Safer World

OTC: CBNT
Investor Presentation
April 2020

Forward-Looking Statements

Information contained in C-Bond Systems' (the "Company") presentation may contain forward-looking statements, including, but not limited to the Company's ability to target the glass industry. These forward-looking statements are not statements of historical fact and represent only the Company's beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond the control of the Company, which affect operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. Additional information about these and other factors that could affect the Company's business is set forth in its various filings with the Securities and Exchange Commission, including those set forth in its Form 10-K filed on March 25, 2020, and its Forms 10-Q filed on November 14, 2019, August 12, 2019, and May 10, 2019, under the caption "Risk Factors." The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

C-Bond Corporate Overview

- **C-Bond Systems** is a nanotechnology solutions company focused on applications to enhance performance and safety across multiple verticals
  - **C-Bond Transportation Solutions Group and C-Bond Safety Solutions Group**
- **Strong patent portfolio** developed through Rice University
  - IP valued at $33.7 million by leading global IP valuation firm
- **C-Bond Transportation Solutions:** Reducing cracks/chips in glass, lowering windshield replacement costs and increasing safety, offering a suite of automotive/transportation protection products; chemicals for cleaning and disinfecting interiors and exteriors of planes, trains and automobiles
- **C-Bond Safety Solutions:** Ballistic-resistant system protects schools, government and other facilities at a competitive price point with enhanced performance advantages; photocatalytic coating to reduce the spread of airborne toxins and allergens, such as COVID-19 and MRSA, in public and healthcare facilities
- **Successful launch of high-margin C-Bond products**, in early stages of revenue growth curve with 70%+ gross margins and a robust portfolio of complementary partner products
- **Tier-1 customers** include government, OEM and automotive windshield manufacturers, fleets, rental car, dealerships, windshield replacement companies, auto service companies, and insurers
- **International distribution** in the EU, Middle East, Mexico and India already in place

C-Bond Systems (OTC: CBNT)	
Share Price[1]	$0.055
Market Cap[1]	$6.2M
Revenues (TTM)[2]	$0.6M
Gross Margin (TTM)[2]	79.7%
Debt	$0.4M
Patents Portfolio[3]	22
Shares O/S	125M
Float	109M
Headquarters	Houston, TX
Insider Ownership	44.8%

1) As of March 24, 2020.
2) TTM = Trailing twelve months ended December 31, 2019.
3) Patent portfolio includes granted, licensed and pending IP.

Transportation Market Overview

Automotive Glass

- U.S. market for Auto Glass Replacement Services exceeded $5.0B in 2016 & is expected to exceed $8.0B by 2025[1]
- 17M+ windshields are repaired/replaced in the U.S. annually[1]
- Windshields are #1 insurance claim in the U.S.[2]
  - 30% of all automotive insurance claims are windshield damage[2]
- Expense to replace Advanced Driver Assistance Systems (ADAS) windshields is driving demand for strengthened glass
  - Replacement costs increase up to $2,500 with ADAS
  - 100% of vehicles by 2022 will include ADAS
  - 10% of current replacements include ADAS Systems





Auto/Airline/Train Products

- The global car care products market is projected to grow from $11.8B in 2019 to $16.1B by 2027[3]
  - New chemical compositions and water-based solvents being introduced to cater to consumer demand
- Global market for aircraft cleaning chemicals expected to grow from $26M in 2020 to $39M in 2026[4]
- Dry washing increasing in popularity as it cleans aircraft, trains, autos with minimum amount of water
  - Competitive advantages: inhibits corrosion, improves appearance, reduces contaminated waste water and water consumption
  - Many countries are facing acute water shortage and governments have imposed regulations towards water usage for car washes





Sources: 1) IbisWorld 2) Insurance Journal 3) Markets and Markets 4) 360 Research Reports

C-Bond Technology

C-Bond Enables Glass to Dissipate Energy Using Nanotechnology to Locate and Repair the Microscopic Surface Defects That Weaken Glass

- Improves strength, toughness, and flexibility
- Increases resistance to breakage due to impact and edge effects
- Allows for light-weighting, which can reduce impact on environment and lower costs



5.0 µm/div
µm/div
0.14
0
5.0 µm/div

5 um ~ 1/5000 of an inch
Glass under high magnification shows defects inherent in all glass



200 µm

Untreated Glass Defect



200 µm

C-Bond Treated Glass
C-Bond (tagged with fluorescent dye) permeates the glass surface

C-Bond NanoShield

- C-Bond NanoShield™ is a patent-pending nanotechnology windshield (automotive glass) strengthening solution that can include a hydrophobic solution (water repellant)
- Improves windshield safety by increasing chip and crack resistance as well as visibility in wet weather conditions
- No direct competition – there is NO commercial product available that offers comparable benefits to NanoShield
- Quick and simple application process:
  - Spray on, squeegee off; curing begins immediately
  - Can be applied at any stage, from OEM level to consumer level
- Gross profit margin exceeds 70% on all products
- **Expansion of Product Protection Portfolio:** Partnered with THOMS-EXEGi and Nano Liquid to add new C-Bond branded products, ranging from paint sealants, surface protectors, cleaning and disinfection products to expand the Company's automotive product suite


C-BOND
NANOSHIELD
NANOSHIELD PLUS
Advanced Windshield
PROTECTION KIT


NANOSHIELD PLUS
Advanced Windshield
PROTECTION KIT


QUICK AND EASY
PROTECTION

C-Bond NanoShield Pilot Program Results

Pilot Program with Leading Global Car Rental Firm Across Several Thousand Vehicles Shows 84% Reduction in Glass Costs

	C-Bond Pilot Cost	Untreated Actual Cost
June	$ 2,638	$87,087
July	$ 8,817	$ 111,215
August	$ 7,633	$ 121,808
September	$ 8,556	$ 111,844
October	$ 8,569	$ 233,313
November	$ 3,065	$ 118,645
Cumulative (Jun-Nov)	$ 39,278.00	$ 783,912
Cost per Vehicle	$ 11.81	$ 72.53
Total Savings per Vehicle	**$ 60.71**	

Transcription Solutions - Commercialization Strategy

Aftermarket Vertical (Fleets, Dealerships New Car Warranty, Service Providers)
Provides the Fastest Path to Market with Quickest Return on Investment



C-Bond NanoShield and other C-Bond branded products
Aftermarket
(Fleet, Dealerships, New Cars, Service Providers, F&I)
Unique Product
Large Profit Margins
Easy to Understand
Consumer Value
Quick to Adopt
Insurance Carriers
Reduced Insurance claims
Reduced Insurance costs
Commercial Value
Slow to adopt
OEM Windshield Supply
Higher Performance
Reduced material costs
Reduced logistic costs
Design Value
Slow to adopt

Other Transportation Protection Products

- C-Bond distributes THOMS' and Nano Liquid's suite of complementary branded nanotechnology products for cleaning/disinfecting autos, planes, trains
  - Includes virus protection cleaner, a nanotechnology-based chemical treatment that cleans and disinfects all interior surfaces for a minimum of 7 days
- Products can be a key tool in the fight against the spread of pathogens such as COVID-19
- Aircraft dry wash products inhibit corrosion, improve physical appearance, reduce fuel usage, and minimize water consumption
- C-Bond also has option to market THOMS' and Nano Liquid branded products, which include interior and exterior cleaning and performance products, to its transportation customers in the U.S.
- THOMS Aviation, THOMS Automotive and EXEGi Trading Group will distribute C-Bond products in the European Union
- Companies have mutual option to invest in the other for up to 20% ownership





Transportation Solutions - Growth Strategy

C-BOND SYSTEMS

- **Strong Tailwinds:** ADAS sensor technology driving significantly increased replacement costs for windshields, growing end-user urgency
- **COVID-19** forcing enhanced cleaning and disinfecting measures for airlines, public and private transportation vehicles
- **Initial Target Customers:** Distributors, car rental companies, warranty companies, service providers and fleet operators
    - **Expansion of Product Portfolio:** Addition of complementary automotive products to grow gross profit dollars per customer
- **Rental Car Companies:** 18,000 vehicle pilot with leading car rental company shows an average reduction in repair and replacement costs of 40% (with a pilot study high of 82%)
- **Fleet Sales:** 2 million Kilometer trial across 54 Tesla Model X vehicles in a trial in the Netherlands resulted in no breakage requiring repair/replacement
- **F&I/PDI:** F&I and vehicle protection package insurers are evaluating C-Bond NanoShield to reduce claims and minimize the impact on protection package holdbacks
- **OEM Windshield Manufacturing:** Strategic relationships evolving
- **EV Market Opportunity:** Light-weighting glass for growing EV market
    - Aftermarket repair and replacement/collision centers
    - Introduce light-weight glass for growing electric vehicle market






2 NÜRNBERG
130
103
500m

Safety Market Overview

Architectural

- Global flat glass market size expected to reach $202.9B by 2027, with the architectural segment holding the major share of the market[1]
- Bullet resistant glass market is growing with a CAGR of 16.1% and expected to reach $19.8B by 2027, driven by government initiatives to secure police, fire, emergency services, schools, corporate security, airports, mass transit & government buildings[2]





Disinfection

- Hospital Acquired Infections (HAIs) are a major concern across the globe
- In U.S. hospitals alone, CDC estimates that HAIs account for an estimated 1.7M infections and 99,000 associated deaths each year
- Two of the most prevalent HAIs, Methicillin Resistant Staphylococcus aureus (MRSA) and C. diff, have been reported to survive on hospital surfaces for up to 5 months
- Studies suggest that COVID-19 can survive on surfaces for up to several days
- Photocatalytic coatings eliminate airborne toxins and allergens

Sources: 1) Grand View Research 2) Data Bridge Market Research, Jan 2020

Safety Solutions: Ballistic-Resistant System

C-Bond BRS

- C-Bond's original technology is a patented nanotechnology solution that significantly increases glass strength **AND the performance of window film – also functions as stronger slip agent in the film application process**

- C-Bond's glass strengthening liquid solution is used primarily for its ballistic-resistant system (BRS)
- C-Bond BRS is validated to provide NIJ Level I, Level IIA, Level II and UL 752 ballistic resistant protection by third-party laboratory – protecting against most common threats
  - BRS combines a C-Bond solution with three or more layers of private-label security film to provide ballistic protection


3+ Layers of
Security Film
C-Bond
Solution



Safety Solutions: FN NANO Coating

FN NANO Coating

- C-Bond's Partnership with Macoma Environmental Technologies to resell FN® NANO, a titanium dioxide photocatalytic nanotechnology coating
- FN NANO cleanses the ambient air of toxins – ranging from COVID-19 to MRSA to allergens
- Activated FN® Coating areas clean the air of molecules and microscopic particles of hazardous substances
- Once sunlight or UV-A light makes contact with the FN® NANO coated surface, it activates the photocatalytic properties of the titanium dioxide and begins to eliminate airborne pathogens
- C-Bond will offer FN NANO photocatalytic coatings to hospitals, acute care facilities, assisted living facilities, senior care facilities, athletic centers, schools, child-care facilities, arenas, airports, and other facilities





Safety Solutions: Product Benefits

C-Bond BRS (Ballistic-Resistant System)

- **Unique, One-way Ballistic Capability:** Allows user to shoot out, but prevents outside shots from coming in
- **Easily Retrofitted:** Simple to install into existing window frames to harden facilities
- **Cost Effective:** Less expensive than other “bulletproof” materials, i.e. polycarbonate, glass laminate
- Targeted to police, fire, emergency services, schools, corporate security, airports, mass transit and government buildings
- C-Bond BRS is installed in more than 70 schools in the U.S. and other high security buildings worldwide

FN® NANO Coating

- Titanium dioxide coating activated by sunlight or appropriate UV-A light
- Eliminates airborne toxins and allergens
- Easy and durable application can last 10 years






EMERGENCY
Emergency Patient Parking
Main Entrance
Physician Parking







Future Markets for C-Bond Technology

C-BOND SYSTEMS

- **Electronics and Displays:** Glass screen protectors with superior damage-resistant properties are expected to be a large growth opportunity as display surfaces on laptops, tablets, or phones should be free of scratches, marks, abrasion or damage
- **Packaging and Bottling:** Joint testing underway with leading bottling firms for bottle light-weighting and to reduce waste, costs
- **Solar:** Development and testing to improve operations and maintenance of solar farms, addressing field cleanliness and breakage. Glass breakage from edge defects is a significant cost in developing a solar farm as a defective solar panel can disable an entire array







Robust IP Portfolio

- Leading, independent global IP Valuation firm recently valued IP Portfolio at **$33.7M**
- IP property portfolio consists of **22 patents, patents pending and patent licenses** and applications spanning core and strategic nanotechnology processes
- Majority of IP portfolio developed through Rice University



UNITED STATES PATENT AND TRADEMARK OFFICE
DEPARTMENT OF COMMERCE

Financial Overview

- Strong year-over-year sales growth since launch of product
- Consistent sequential quarterly revenue and gross margin growth in 2019
- High-margin profile (70%+) with low corporate overhead
- One large customer win carries the possibility for millions in revenue

(USD $ in Thousands)	Year Ended 12/31/19	Year Ended 12/31/18
Revenue	$603	$382
Gross Profit	481	299
Cash Used in Operations	($2,450)	($2,533)
Cash	$77	$129

Revenue Growth
(USD $ in Thousands)


$382K
$603K
2018
2019

Experienced Management

Scott R. Silverman

Chief Executive Officer and Chairman of the Board

Scott R. Silverman is an experienced public company technology executive and lawyer that has successfully led four public companies over the last 20 years. He was previously Chairman and CEO of Applied Digital Solutions (NASDAQ:ADSX) and Digital Angel Corporation (NASDAQ:DIGA) from 2004 to 2007. Applied Digital spun out VeriChip Corporation with Mr. Silverman serving as Executive Chairman. VeriChip Corporation completed an initial public offering on the NASDAQ in 2007 raising more than $30 million and was later sold to Stanley Black and Decker. Mr. Silverman also founded and served as Chairman and CEO of VeriTeQ Corporation, a leader in RFID technology for medical devices that went public in 2013 and was subsequently sold to a leading breast implant manufacturer. He is a graduate of the University of Pennsylvania and Villanova University School of Law.

Vince Pugliese

Chief Operating Officer, President, Interim Chief Financial Officer, Treasurer and Director

Vince Pugliese is an expert in technology development and supply chain and was previously a senior executive at Research in Motion (now Blackberry), responsible for North America and Canada reverse logistics operations. He plays an integral role in driving performance and productivity while reducing cost and improving efficiencies. Mr. Pugliese brings to C-Bond experienced senior executive leadership with an exemplary record of leading operations globally. He is a graduate of Carnegie-Mellon University and the University of Baltimore MBA program.

Key Takeaways

- **C-Bond Systems** is a nanotechnology solutions company focused on applications to enhance performance and safety across multiple verticals
- **Strong patent portfolio** developed through Rice University
  - **IP valued at $33.7 million by leading global IP valuation firm**
- **C-Bond Transportation Solutions:** Reducing cracks/chips in glass, lowering windshield replacement costs and increasing safety, offering a suite of automotive/transportation protection products; chemicals for cleaning and disinfecting interiors and exteriors of planes, trains and automobiles
- **C-Bond Safety Solutions:** Ballistic-resistant system protects schools, government and other facilities at a competitive price point with enhanced performance advantages; photocatalytic coating to reduce the spread of airborne toxins and allergens, such as COVID-19 and MRSA, in public and healthcare facilities
- **Successful launch of high-margin C-Bond products**, in early stages of revenue growth curve with 70%+ gross margins and a robust portfolio of complementary partner products
- **Tier-1 customers** include government, OEM and automotive windshield manufacturers, fleets, rental car, dealerships, windshield replacement companies, auto service companies, and insurers
- **International distribution** in the EU, Middle East, Mexico and India already in place

Revenue Growth
(USD $ in Thousands)


$382K
$603K
2018
2019



Contact



C-BOND SYSTEMS

Investor Relations Contacts

Allison Tomek
VP Corporate Communications
C-Bond Systems, Inc.
Tel: 832-649-5658
atomek@cbondsystems.com

Luke Zimmerman
Vice President
MZ North America
Main: 949-259-4987
CBNT@mzgroup.us
www.mzgroup.us

C-Bond Systems
6035 South Loop East
Houston, TX 77033

www.cbondsystems.com